Exhibit 10.2

EXECUTION COPY

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

dated as of

March 27, 2003

among

EDWARDS LIFESCIENCES CORPORATION
as Borrower

The Lenders Party Hereto

JPMORGAN CHASE BANK
as Administrative Agent

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH
AND WACHOVIA BANK, N.A.
as Co-Syndication Agents

and

THE BANK OF NOVA SCOTIA AND BANK OF AMERICA, N.A.
as Co-Documentation Agents

J.P. MORGAN SECURITIES INC.
as Lead Arranger and Bookrunner

              SECOND AMENDMENT AND RESTATEMENT AGREEMENT dated as of March 27, 2003 (this "Amendment and Restatement"), in respect of the 364-DAY CREDIT AGREEMENT dated as of March 30, 2000, as amended through the date hereof (the "Existing Credit Agreement"), among EDWARDS LIFESCIENCES CORPORATION, a Delaware corporation (the "Company"); the LENDERS from time to time party hereto; JPMORGAN CHASE BANK, as Administrative Agent; CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH AND WACHOVIA BANK, N.A., as Co-Syndication Agents and THE BANK OF NOVA SCOTIA AND BANK OF AMERICA, N.A., as Co-Documentation Agents.

        The Company has requested that the Existing Credit Agreement be amended and restated as set forth in Section 1 below and the other parties hereto are willing so to amend and restate the Existing Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Existing Credit Agreement as amended and restated hereby.

        In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

        SECTION 1    Amendment and Restatement.    Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Existing Credit Agreement shall be amended and restated in the form in which it exists on the date hereof but with the following revisions (the Existing Credit Agreement, as so amended and restated, being called the "Restated Credit Agreement"):

          (a)   Section 1.01 is hereby amended as follows:

            (i)    Confidential Information Memorandum.    The definition of "Confidential Information Memorandum" is hereby amended by deleting the date "March 2002" and substituting therefor "February 2003".

            (ii)    Existing Credit Agreement.    The following definition is hereby inserted in its proper alphabetical position:

              "Existing Credit Agreement" means the 364-Day Credit Agreement dated as of March 30, 2000, as amended through the date hereof, among the Company, the borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, as administrative agent."

            (iii)    Termination Date.    The definition of "Termination Date" is hereby amended by deleting the date "March 27, 2003" and substituting therefor "March 25, 2004".

          (b)   Paragraph (a) of Section 3.06 is hereby amended by deleting the date "December 31, 2001" and substituting therefor "December 31, 2002", each time it appears. Paragraph (b) of Section 3.06 is hereby amended by deleting the date "December 31, 2001" and substituting therefor "December 31, 2002", each time it appears.

          (c)    Effective Date.    From and after the Effective Date (as defined below), all references in the Restated Credit Agreement to "the date hereof", "the date of this Agreement" or other words or phrases of similar import, shall be deemed references to the date of this Amendment and Restatement.

          (d)    Schedule 2.01.    Schedule 2.01 is deleted and replaced with Schedule 2.01 to this Amendment and Restatement.

        SECTION 2    Representations and Warranties.    The Company represents and warrants to the Lenders as of the date hereof and as of the Effective Date that:

          (a)   Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b)   At the time of and after giving effect to this Amendment and Restatement, no Default has occurred and is continuing.

        SECTION 3    Conditions to Effectiveness.    This Amendment and Restatement and the obligations of the Lenders to make Loans under the Existing Credit Agreement as amended and restated hereby shall become effective on the date (the "Effective Date") on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Existing Credit Agreement):

          (a)   The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment and Restatement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Restatement) that such party has signed a counterpart of this Amendment and Restatement.

          (b)   The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Sidley Austin Brown & Wood LLP, special counsel for the Company, substantially in the form of Exhibit D-1, and (ii) the General Counsel of the Company, substantially in the form of Exhibit D-2. Each Loan Party hereby requests such counsel to deliver such opinions.

          (c)   The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, this Amendment and Restatement, the Existing Credit Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d)   The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Existing Credit Agreement.

          (e)   Any loans outstanding under the Existing Credit Agreement shall have been repaid, together with all interest, fees and other amounts accrued thereunder.

          (f)    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the agreed upon fees and charges, plus disbursements, of counsel) required to be reimbursed or paid by the Company or any Subsidiary in connection with this Amendment and Restatement or any Loan Document.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

        SECTION 4    Agreement.    Except as specifically stated herein, the provisions of the Existing Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Restated Credit Agreement.

        SECTION 5    Consents.    Each Subsidiary Guarantor hereby acknowledges receipt of and consents to the terms of this Amendment and Restatement and confirms that its respective Guarantee pursuant to the Subsidiary Guarantee Agreement will remain in full force and effect notwithstanding the execution and delivery of this Amendment and Restatement.

        SECTION 6    Applicable Law.    THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7    Counterparts.    This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment and Restatement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

        SECTION 8    Expenses.    The Company agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

        SECTION 9    Headings.    The headings of this Amendment and Restatement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

EDWARDS LIFESCIENCES CORPORATION,
by
Name: Title:
EDWARDS LIFESCIENCES CORPORATION OF PUERTO RICO,
by
Name: Title:
EDWARDS LIFESCIENCES JAPAN HOLDINGS, INC.,
by
Name: Title:
EDWARDS LIFESCIENCES LLC,
by
Name: Title:
EDWARDS LIFESCIENCES RESEARCH MEDICAL, INC.,
by
Name: Title:
EDWARDS LIFESCIENCES SALES CORPORATION,
by
Name: Title:

EDWARDS LIFESCIENCES (U.S.) INC.,
by
Name: Title:
EDWARDS LIFESCIENCES WORLD TRADE CORPORATION,
by
Name: Title:
JPMORGAN CHASE BANK, individually and as Administrative Agent, by
Name: Title:
CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, individually and as Co-Syndication Agent, by
Name: Title:
WACHOVIA BANK, N.A. individually and as Co-Syndication Agent, by
Name: Title:
THE BANK OF NOVA SCOTIA, individually and as Co-Documentation Agent, by
Name: Title:
BANK OF AMERICA, N.A., individually and as Co-Documentation Agent, by
Name: Title: